Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.50% Senior Notes due 2022 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.50% Senior Notes due 2022 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 6, 2011.

Signed:	/s/ Francis X. Frantz
Name:	Francis X. Frantz

SCHEDULE I

List of Guarantors

BISHOP COMMUNICATIONS CORPORATION
BUFFALO VALLEY MANAGEMENT SERVICES, INC.
CINERGY COMMUNICATIONS COMPANY OF VIRGINIA
COMMUNICATIONS SALES AND LEASING, INC.
CONESTOGA ENTERPRISES, INC.
CONESTOGA MANAGEMENT SERVICES, INC.
CT CELLULAR, INC.
CT COMMUNICATIONS, INC.
CT WIRELESS CABLE, INC.
D&E COMMUNICATIONS, INC.
D&E INVESTMENTS, INC.
D&E MANAGEMENT SERVICES, INC.
D&E NETWORKS, INC.
EQUITY LEASING, INC.
GABRIEL COMMUNICATIONS FINANCE COMPANY
HEART OF THE LAKES CABLE SYSTEMS, INC.
HOSTED SOLUTIONS CHARLOTTE, LLC
HOSTED SOLUTIONS RALEIGH, LLC
IOWA TELECOM DATA SERVICES, L.C.
IOWA TELECOM TECHNOLOGIES, LLC
IWA SERVICES, LLC
KDL COMMUNICATIONS CORPORATION
KDL HOLDINGS, LLC
KERRVILLE CELLULAR, LLC
KERRVILLE COMMUNICATIONS CORPORATION
KERRVILLE MOBILE HOLDINGS, LLC
KERRVILLE WIRELESS HOLDINGS, LLC
LAKEDALE COMMUNICATIONS, LLC
LEXCOM INC.
NORLIGHT TELECOMMUNICATIONS OF VIRGINIA, INC.
NUVOX, INC.
OKLAHOMA WINDSTREAM, LLC
PCS LICENSES, INC.
PROGRESS PLACE REALTY HOLDING COMPANY, LLC
SOUTHWEST ENHANCED NETWORK SERVICES, LP
TELEVIEW, LLC
TEXAS WINDSTREAM, INC.
VALOR TELECOMMUNICATIONS ENTERPRISES FINANCE CORP.
VALOR TELECOMMUNICATIONS ENTERPRISES II, LLC
VALOR TELECOMMUNICATIONS ENTERPRISES, LLC
VALOR TELECOMMUNICATIONS INVESTMENTS, LLC
VALOR TELECOMMUNICATIONS OF TEXAS, LLC
WINDSTREAM ALABAMA, LLC
WINDSTREAM ARKANSAS, LLC
WINDSTREAM BAKER SOLUTIONS, INC.
WINDSTREAM COMMUNICATIONS KERRVILLE, LLC
WINDSTREAM COMMUNICATIONS TELECOM, LLC
WINDSTREAM CTC INTERNET SERVICES, INC.
WINDSTREAM DIRECT, LLC
WINDSTREAM EN-TEL, LLC
WINDSTREAM HOLDING OF THE MIDWEST, INC.
WINDSTREAM HOSTED SOLUTIONS, LLC

WINDSTREAM INTELLECTUAL PROPERTY SERVICES, INC.
WINDSTREAM IOWA COMMUNICATIONS, INC.
WINDSTREAM IOWA-COMM, INC.
WINDSTREAM KDL-VA, INC.
WINDSTREAM KERRVILLE LONG DISTANCE, LLC
WINDSTREAM LAKEDALE LINK, INC.
WINDSTREAM LAKEDALE, INC.
WINDSTREAM LEASING, LLC
WINDSTREAM LEXCOM ENTERTAINMENT, LLC
WINDSTREAM LEXCOM LONG DISTANCE, LLC
WINDSTREAM LEXCOM WIRELESS, LLC
WINDSTREAM MONTEZUMA, INC.
WINDSTREAM NETWORK SERVICES OF THE MIDWEST, INC.
WINDSTREAM NORTHSTAR, LLC
WINDSTREAM NUVOX ARKANSAS, INC.
WINDSTREAM NUVOX ILLINOIS, INC.
WINDSTREAM NUVOX INDIANA, INC.
WINDSTREAM NUVOX KANSAS, INC.
WINDSTREAM NUVOX OKLAHOMA, INC.
WINDSTREAM OKLAHOMA, LLC
WINDSTREAM SHAL NETWORKS, INC.
WINDSTREAM SHAL, LLC
WINDSTREAM SOUTH CAROLINA, LLC
WINDSTREAM SOUTHWEST LONG DISTANCE, LP
WINDSTREAM SUGAR LAND, INC.
WINDSTREAM SUPPLY, LLC
WIRELESS ONE OF NORTH CAROLINA, LLC

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.50% Senior Notes due 2022 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.50% Senior Notes due 2022 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 6, 2011.

Signed:	/s/ Carol B. Armitage
Name:	Carol B. Armitage

SCHEDULE I

List of Guarantors

BISHOP COMMUNICATIONS CORPORATION
BUFFALO VALLEY MANAGEMENT SERVICES, INC.
CINERGY COMMUNICATIONS COMPANY OF VIRGINIA
COMMUNICATIONS SALES AND LEASING, INC.
CONESTOGA ENTERPRISES, INC.
CONESTOGA MANAGEMENT SERVICES, INC.
CT CELLULAR, INC.
CT COMMUNICATIONS, INC.
CT WIRELESS CABLE, INC.
D&E COMMUNICATIONS, INC.
D&E INVESTMENTS, INC.
D&E MANAGEMENT SERVICES, INC.
D&E NETWORKS, INC.
EQUITY LEASING, INC.
GABRIEL COMMUNICATIONS FINANCE COMPANY
HEART OF THE LAKES CABLE SYSTEMS, INC.
HOSTED SOLUTIONS CHARLOTTE, LLC
HOSTED SOLUTIONS RALEIGH, LLC
IOWA TELECOM DATA SERVICES, L.C.
IOWA TELECOM TECHNOLOGIES, LLC
IWA SERVICES, LLC
KDL COMMUNICATIONS CORPORATION
KDL HOLDINGS, LLC
KERRVILLE CELLULAR, LLC
KERRVILLE COMMUNICATIONS CORPORATION
KERRVILLE MOBILE HOLDINGS, LLC
KERRVILLE WIRELESS HOLDINGS, LLC
LAKEDALE COMMUNICATIONS, LLC
LEXCOM INC.
NORLIGHT TELECOMMUNICATIONS OF VIRGINIA, INC.
NUVOX, INC.
OKLAHOMA WINDSTREAM, LLC
PCS LICENSES, INC.
PROGRESS PLACE REALTY HOLDING COMPANY, LLC
SOUTHWEST ENHANCED NETWORK SERVICES, LP
TELEVIEW, LLC
TEXAS WINDSTREAM, INC.
VALOR TELECOMMUNICATIONS ENTERPRISES FINANCE CORP.
VALOR TELECOMMUNICATIONS ENTERPRISES II, LLC
VALOR TELECOMMUNICATIONS ENTERPRISES, LLC
VALOR TELECOMMUNICATIONS INVESTMENTS, LLC
VALOR TELECOMMUNICATIONS OF TEXAS, LLC
WINDSTREAM ALABAMA, LLC
WINDSTREAM ARKANSAS, LLC
WINDSTREAM BAKER SOLUTIONS, INC.
WINDSTREAM COMMUNICATIONS KERRVILLE, LLC
WINDSTREAM COMMUNICATIONS TELECOM, LLC
WINDSTREAM CTC INTERNET SERVICES, INC.
WINDSTREAM DIRECT, LLC
WINDSTREAM EN-TEL, LLC
WINDSTREAM HOLDING OF THE MIDWEST, INC.
WINDSTREAM HOSTED SOLUTIONS, LLC

WINDSTREAM INTELLECTUAL PROPERTY SERVICES, INC.
WINDSTREAM IOWA COMMUNICATIONS, INC.
WINDSTREAM IOWA-COMM, INC.
WINDSTREAM KDL-VA, INC.
WINDSTREAM KERRVILLE LONG DISTANCE, LLC
WINDSTREAM LAKEDALE LINK, INC.
WINDSTREAM LAKEDALE, INC.
WINDSTREAM LEASING, LLC
WINDSTREAM LEXCOM ENTERTAINMENT, LLC
WINDSTREAM LEXCOM LONG DISTANCE, LLC
WINDSTREAM LEXCOM WIRELESS, LLC
WINDSTREAM MONTEZUMA, INC.
WINDSTREAM NETWORK SERVICES OF THE MIDWEST, INC.
WINDSTREAM NORTHSTAR, LLC
WINDSTREAM NUVOX ARKANSAS, INC.
WINDSTREAM NUVOX ILLINOIS, INC.
WINDSTREAM NUVOX INDIANA, INC.
WINDSTREAM NUVOX KANSAS, INC.
WINDSTREAM NUVOX OKLAHOMA, INC.
WINDSTREAM OKLAHOMA, LLC
WINDSTREAM SHAL NETWORKS, INC.
WINDSTREAM SHAL, LLC
WINDSTREAM SOUTH CAROLINA, LLC
WINDSTREAM SOUTHWEST LONG DISTANCE, LP
WINDSTREAM SUGAR LAND, INC.
WINDSTREAM SUPPLY, LLC
WIRELESS ONE OF NORTH CAROLINA, LLC

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.50% Senior Notes due 2022 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.50% Senior Notes due 2022 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 6, 2011.

Signed:	/s/ Samuel E. Beall, III
Name:	Samuel E. Beall, III

SCHEDULE I

List of Guarantors

BISHOP COMMUNICATIONS CORPORATION
BUFFALO VALLEY MANAGEMENT SERVICES, INC.
CINERGY COMMUNICATIONS COMPANY OF VIRGINIA
COMMUNICATIONS SALES AND LEASING, INC.
CONESTOGA ENTERPRISES, INC.
CONESTOGA MANAGEMENT SERVICES, INC.
CT CELLULAR, INC.
CT COMMUNICATIONS, INC.
CT WIRELESS CABLE, INC.
D&E COMMUNICATIONS, INC.
D&E INVESTMENTS, INC.
D&E MANAGEMENT SERVICES, INC.
D&E NETWORKS, INC.
EQUITY LEASING, INC.
GABRIEL COMMUNICATIONS FINANCE COMPANY
HEART OF THE LAKES CABLE SYSTEMS, INC.
HOSTED SOLUTIONS CHARLOTTE, LLC
HOSTED SOLUTIONS RALEIGH, LLC
IOWA TELECOM DATA SERVICES, L.C.
IOWA TELECOM TECHNOLOGIES, LLC
IWA SERVICES, LLC
KDL COMMUNICATIONS CORPORATION
KDL HOLDINGS, LLC
KERRVILLE CELLULAR, LLC
KERRVILLE COMMUNICATIONS CORPORATION
KERRVILLE MOBILE HOLDINGS, LLC
KERRVILLE WIRELESS HOLDINGS, LLC
LAKEDALE COMMUNICATIONS, LLC
LEXCOM INC.
NORLIGHT TELECOMMUNICATIONS OF VIRGINIA, INC.
NUVOX, INC.
OKLAHOMA WINDSTREAM, LLC
PCS LICENSES, INC.
PROGRESS PLACE REALTY HOLDING COMPANY, LLC
SOUTHWEST ENHANCED NETWORK SERVICES, LP
TELEVIEW, LLC
TEXAS WINDSTREAM, INC.
VALOR TELECOMMUNICATIONS ENTERPRISES FINANCE CORP.
VALOR TELECOMMUNICATIONS ENTERPRISES II, LLC
VALOR TELECOMMUNICATIONS ENTERPRISES, LLC
VALOR TELECOMMUNICATIONS INVESTMENTS, LLC
VALOR TELECOMMUNICATIONS OF TEXAS, LLC
WINDSTREAM ALABAMA, LLC
WINDSTREAM ARKANSAS, LLC
WINDSTREAM BAKER SOLUTIONS, INC.
WINDSTREAM COMMUNICATIONS KERRVILLE, LLC
WINDSTREAM COMMUNICATIONS TELECOM, LLC
WINDSTREAM CTC INTERNET SERVICES, INC.
WINDSTREAM DIRECT, LLC
WINDSTREAM EN-TEL, LLC
WINDSTREAM HOLDING OF THE MIDWEST, INC.
WINDSTREAM HOSTED SOLUTIONS, LLC

WINDSTREAM INTELLECTUAL PROPERTY SERVICES, INC.
WINDSTREAM IOWA COMMUNICATIONS, INC.
WINDSTREAM IOWA-COMM, INC.
WINDSTREAM KDL-VA, INC.
WINDSTREAM KERRVILLE LONG DISTANCE, LLC
WINDSTREAM LAKEDALE LINK, INC.
WINDSTREAM LAKEDALE, INC.
WINDSTREAM LEASING, LLC
WINDSTREAM LEXCOM ENTERTAINMENT, LLC
WINDSTREAM LEXCOM LONG DISTANCE, LLC
WINDSTREAM LEXCOM WIRELESS, LLC
WINDSTREAM MONTEZUMA, INC.
WINDSTREAM NETWORK SERVICES OF THE MIDWEST, INC.
WINDSTREAM NORTHSTAR, LLC
WINDSTREAM NUVOX ARKANSAS, INC.
WINDSTREAM NUVOX ILLINOIS, INC.
WINDSTREAM NUVOX INDIANA, INC.
WINDSTREAM NUVOX KANSAS, INC.
WINDSTREAM NUVOX OKLAHOMA, INC.
WINDSTREAM OKLAHOMA, LLC
WINDSTREAM SHAL NETWORKS, INC.
WINDSTREAM SHAL, LLC
WINDSTREAM SOUTH CAROLINA, LLC
WINDSTREAM SOUTHWEST LONG DISTANCE, LP
WINDSTREAM SUGAR LAND, INC.
WINDSTREAM SUPPLY, LLC
WIRELESS ONE OF NORTH CAROLINA, LLC

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.50% Senior Notes due 2022 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.50% Senior Notes due 2022 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 6, 2011.

Signed:	/s/ Dennis E. Foster
Name:	Dennis E. Foster

SCHEDULE I

List of Guarantors

BISHOP COMMUNICATIONS CORPORATION
BUFFALO VALLEY MANAGEMENT SERVICES, INC.
CINERGY COMMUNICATIONS COMPANY OF VIRGINIA
COMMUNICATIONS SALES AND LEASING, INC.
CONESTOGA ENTERPRISES, INC.
CONESTOGA MANAGEMENT SERVICES, INC.
CT CELLULAR, INC.
CT COMMUNICATIONS, INC.
CT WIRELESS CABLE, INC.
D&E COMMUNICATIONS, INC.
D&E INVESTMENTS, INC.
D&E MANAGEMENT SERVICES, INC.
D&E NETWORKS, INC.
EQUITY LEASING, INC.
GABRIEL COMMUNICATIONS FINANCE COMPANY
HEART OF THE LAKES CABLE SYSTEMS, INC.
HOSTED SOLUTIONS CHARLOTTE, LLC
HOSTED SOLUTIONS RALEIGH, LLC
IOWA TELECOM DATA SERVICES, L.C.
IOWA TELECOM TECHNOLOGIES, LLC
IWA SERVICES, LLC
KDL COMMUNICATIONS CORPORATION
KDL HOLDINGS, LLC
KERRVILLE CELLULAR, LLC
KERRVILLE COMMUNICATIONS CORPORATION
KERRVILLE MOBILE HOLDINGS, LLC
KERRVILLE WIRELESS HOLDINGS, LLC
LAKEDALE COMMUNICATIONS, LLC
LEXCOM INC.
NORLIGHT TELECOMMUNICATIONS OF VIRGINIA, INC.
NUVOX, INC.
OKLAHOMA WINDSTREAM, LLC
PCS LICENSES, INC.
PROGRESS PLACE REALTY HOLDING COMPANY, LLC
SOUTHWEST ENHANCED NETWORK SERVICES, LP
TELEVIEW, LLC
TEXAS WINDSTREAM, INC.
VALOR TELECOMMUNICATIONS ENTERPRISES FINANCE CORP.
VALOR TELECOMMUNICATIONS ENTERPRISES II, LLC
VALOR TELECOMMUNICATIONS ENTERPRISES, LLC
VALOR TELECOMMUNICATIONS INVESTMENTS, LLC
VALOR TELECOMMUNICATIONS OF TEXAS, LLC
WINDSTREAM ALABAMA, LLC
WINDSTREAM ARKANSAS, LLC
WINDSTREAM BAKER SOLUTIONS, INC.
WINDSTREAM COMMUNICATIONS KERRVILLE, LLC
WINDSTREAM COMMUNICATIONS TELECOM, LLC
WINDSTREAM CTC INTERNET SERVICES, INC.
WINDSTREAM DIRECT, LLC
WINDSTREAM EN-TEL, LLC
WINDSTREAM HOLDING OF THE MIDWEST, INC.
WINDSTREAM HOSTED SOLUTIONS, LLC

WINDSTREAM INTELLECTUAL PROPERTY SERVICES, INC.
WINDSTREAM IOWA COMMUNICATIONS, INC.
WINDSTREAM IOWA-COMM, INC.
WINDSTREAM KDL-VA, INC.
WINDSTREAM KERRVILLE LONG DISTANCE, LLC
WINDSTREAM LAKEDALE LINK, INC.
WINDSTREAM LAKEDALE, INC.
WINDSTREAM LEASING, LLC
WINDSTREAM LEXCOM ENTERTAINMENT, LLC
WINDSTREAM LEXCOM LONG DISTANCE, LLC
WINDSTREAM LEXCOM WIRELESS, LLC
WINDSTREAM MONTEZUMA, INC.
WINDSTREAM NETWORK SERVICES OF THE MIDWEST, INC.
WINDSTREAM NORTHSTAR, LLC
WINDSTREAM NUVOX ARKANSAS, INC.
WINDSTREAM NUVOX ILLINOIS, INC.
WINDSTREAM NUVOX INDIANA, INC.
WINDSTREAM NUVOX KANSAS, INC.
WINDSTREAM NUVOX OKLAHOMA, INC.
WINDSTREAM OKLAHOMA, LLC
WINDSTREAM SHAL NETWORKS, INC.
WINDSTREAM SHAL, LLC
WINDSTREAM SOUTH CAROLINA, LLC
WINDSTREAM SOUTHWEST LONG DISTANCE, LP
WINDSTREAM SUGAR LAND, INC.
WINDSTREAM SUPPLY, LLC
WIRELESS ONE OF NORTH CAROLINA, LLC

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.50% Senior Notes due 2022 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.50% Senior Notes due 2022 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 6, 2011.

Signed:	/s/ Jeffrey T. Hinson
Name:	Jeffrey T. Hinson

SCHEDULE I

List of Guarantors

BISHOP COMMUNICATIONS CORPORATION
BUFFALO VALLEY MANAGEMENT SERVICES, INC.
CINERGY COMMUNICATIONS COMPANY OF VIRGINIA
COMMUNICATIONS SALES AND LEASING, INC.
CONESTOGA ENTERPRISES, INC.
CONESTOGA MANAGEMENT SERVICES, INC.
CT CELLULAR, INC.
CT COMMUNICATIONS, INC.
CT WIRELESS CABLE, INC.
D&E COMMUNICATIONS, INC.
D&E INVESTMENTS, INC.
D&E MANAGEMENT SERVICES, INC.
D&E NETWORKS, INC.
EQUITY LEASING, INC.
GABRIEL COMMUNICATIONS FINANCE COMPANY
HEART OF THE LAKES CABLE SYSTEMS, INC.
HOSTED SOLUTIONS CHARLOTTE, LLC
HOSTED SOLUTIONS RALEIGH, LLC
IOWA TELECOM DATA SERVICES, L.C.
IOWA TELECOM TECHNOLOGIES, LLC
IWA SERVICES, LLC
KDL COMMUNICATIONS CORPORATION
KDL HOLDINGS, LLC
KERRVILLE CELLULAR, LLC
KERRVILLE COMMUNICATIONS CORPORATION
KERRVILLE MOBILE HOLDINGS, LLC
KERRVILLE WIRELESS HOLDINGS, LLC
LAKEDALE COMMUNICATIONS, LLC
LEXCOM INC.
NORLIGHT TELECOMMUNICATIONS OF VIRGINIA, INC.
NUVOX, INC.
OKLAHOMA WINDSTREAM, LLC
PCS LICENSES, INC.
PROGRESS PLACE REALTY HOLDING COMPANY, LLC
SOUTHWEST ENHANCED NETWORK SERVICES, LP
TELEVIEW, LLC
TEXAS WINDSTREAM, INC.
VALOR TELECOMMUNICATIONS ENTERPRISES FINANCE CORP.
VALOR TELECOMMUNICATIONS ENTERPRISES II, LLC
VALOR TELECOMMUNICATIONS ENTERPRISES, LLC
VALOR TELECOMMUNICATIONS INVESTMENTS, LLC
VALOR TELECOMMUNICATIONS OF TEXAS, LLC
WINDSTREAM ALABAMA, LLC
WINDSTREAM ARKANSAS, LLC
WINDSTREAM BAKER SOLUTIONS, INC.
WINDSTREAM COMMUNICATIONS KERRVILLE, LLC
WINDSTREAM COMMUNICATIONS TELECOM, LLC
WINDSTREAM CTC INTERNET SERVICES, INC.
WINDSTREAM DIRECT, LLC
WINDSTREAM EN-TEL, LLC
WINDSTREAM HOLDING OF THE MIDWEST, INC.
WINDSTREAM HOSTED SOLUTIONS, LLC

WINDSTREAM INTELLECTUAL PROPERTY SERVICES, INC.
WINDSTREAM IOWA COMMUNICATIONS, INC.
WINDSTREAM IOWA-COMM, INC.
WINDSTREAM KDL-VA, INC.
WINDSTREAM KERRVILLE LONG DISTANCE, LLC
WINDSTREAM LAKEDALE LINK, INC.
WINDSTREAM LAKEDALE, INC.
WINDSTREAM LEASING, LLC
WINDSTREAM LEXCOM ENTERTAINMENT, LLC
WINDSTREAM LEXCOM LONG DISTANCE, LLC
WINDSTREAM LEXCOM WIRELESS, LLC
WINDSTREAM MONTEZUMA, INC.
WINDSTREAM NETWORK SERVICES OF THE MIDWEST, INC.
WINDSTREAM NORTHSTAR, LLC
WINDSTREAM NUVOX ARKANSAS, INC.
WINDSTREAM NUVOX ILLINOIS, INC.
WINDSTREAM NUVOX INDIANA, INC.
WINDSTREAM NUVOX KANSAS, INC.
WINDSTREAM NUVOX OKLAHOMA, INC.
WINDSTREAM OKLAHOMA, LLC
WINDSTREAM SHAL NETWORKS, INC.
WINDSTREAM SHAL, LLC
WINDSTREAM SOUTH CAROLINA, LLC
WINDSTREAM SOUTHWEST LONG DISTANCE, LP
WINDSTREAM SUGAR LAND, INC.
WINDSTREAM SUPPLY, LLC
WIRELESS ONE OF NORTH CAROLINA, LLC

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.50% Senior Notes due 2022 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.50% Senior Notes due 2022 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 6, 2011.

Signed:	/s/ Judy K. Jones
Name:	Judy K. Jones

SCHEDULE I

List of Guarantors

BISHOP COMMUNICATIONS CORPORATION
BUFFALO VALLEY MANAGEMENT SERVICES, INC.
CINERGY COMMUNICATIONS COMPANY OF VIRGINIA
COMMUNICATIONS SALES AND LEASING, INC.
CONESTOGA ENTERPRISES, INC.
CONESTOGA MANAGEMENT SERVICES, INC.
CT CELLULAR, INC.
CT COMMUNICATIONS, INC.
CT WIRELESS CABLE, INC.
D&E COMMUNICATIONS, INC.
D&E INVESTMENTS, INC.
D&E MANAGEMENT SERVICES, INC.
D&E NETWORKS, INC.
EQUITY LEASING, INC.
GABRIEL COMMUNICATIONS FINANCE COMPANY
HEART OF THE LAKES CABLE SYSTEMS, INC.
HOSTED SOLUTIONS CHARLOTTE, LLC
HOSTED SOLUTIONS RALEIGH, LLC
IOWA TELECOM DATA SERVICES, L.C.
IOWA TELECOM TECHNOLOGIES, LLC
IWA SERVICES, LLC
KDL COMMUNICATIONS CORPORATION
KDL HOLDINGS, LLC
KERRVILLE CELLULAR, LLC
KERRVILLE COMMUNICATIONS CORPORATION
KERRVILLE MOBILE HOLDINGS, LLC
KERRVILLE WIRELESS HOLDINGS, LLC
LAKEDALE COMMUNICATIONS, LLC
LEXCOM INC.
NORLIGHT TELECOMMUNICATIONS OF VIRGINIA, INC.
NUVOX, INC.
OKLAHOMA WINDSTREAM, LLC
PCS LICENSES, INC.
PROGRESS PLACE REALTY HOLDING COMPANY, LLC
SOUTHWEST ENHANCED NETWORK SERVICES, LP
TELEVIEW, LLC
TEXAS WINDSTREAM, INC.
VALOR TELECOMMUNICATIONS ENTERPRISES FINANCE CORP.
VALOR TELECOMMUNICATIONS ENTERPRISES II, LLC
VALOR TELECOMMUNICATIONS ENTERPRISES, LLC
VALOR TELECOMMUNICATIONS INVESTMENTS, LLC
VALOR TELECOMMUNICATIONS OF TEXAS, LLC
WINDSTREAM ALABAMA, LLC
WINDSTREAM ARKANSAS, LLC
WINDSTREAM BAKER SOLUTIONS, INC.
WINDSTREAM COMMUNICATIONS KERRVILLE, LLC
WINDSTREAM COMMUNICATIONS TELECOM, LLC
WINDSTREAM CTC INTERNET SERVICES, INC.
WINDSTREAM DIRECT, LLC
WINDSTREAM EN-TEL, LLC
WINDSTREAM HOLDING OF THE MIDWEST, INC.
WINDSTREAM HOSTED SOLUTIONS, LLC

WINDSTREAM INTELLECTUAL PROPERTY SERVICES, INC.
WINDSTREAM IOWA COMMUNICATIONS, INC.
WINDSTREAM IOWA-COMM, INC.
WINDSTREAM KDL-VA, INC.
WINDSTREAM KERRVILLE LONG DISTANCE, LLC
WINDSTREAM LAKEDALE LINK, INC.
WINDSTREAM LAKEDALE, INC.
WINDSTREAM LEASING, LLC
WINDSTREAM LEXCOM ENTERTAINMENT, LLC
WINDSTREAM LEXCOM LONG DISTANCE, LLC
WINDSTREAM LEXCOM WIRELESS, LLC
WINDSTREAM MONTEZUMA, INC.
WINDSTREAM NETWORK SERVICES OF THE MIDWEST, INC.
WINDSTREAM NORTHSTAR, LLC
WINDSTREAM NUVOX ARKANSAS, INC.
WINDSTREAM NUVOX ILLINOIS, INC.
WINDSTREAM NUVOX INDIANA, INC.
WINDSTREAM NUVOX KANSAS, INC.
WINDSTREAM NUVOX OKLAHOMA, INC.
WINDSTREAM OKLAHOMA, LLC
WINDSTREAM SHAL NETWORKS, INC.
WINDSTREAM SHAL, LLC
WINDSTREAM SOUTH CAROLINA, LLC
WINDSTREAM SOUTHWEST LONG DISTANCE, LP
WINDSTREAM SUGAR LAND, INC.
WINDSTREAM SUPPLY, LLC
WIRELESS ONE OF NORTH CAROLINA, LLC

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.50% Senior Notes due 2022 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.50% Senior Notes due 2022 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 6, 2011.

Signed:	/s/ William A. Montgomery
Name:	William A. Montgomery

SCHEDULE I

List of Guarantors

BISHOP COMMUNICATIONS CORPORATION
BUFFALO VALLEY MANAGEMENT SERVICES, INC.
CINERGY COMMUNICATIONS COMPANY OF VIRGINIA
COMMUNICATIONS SALES AND LEASING, INC.
CONESTOGA ENTERPRISES, INC.
CONESTOGA MANAGEMENT SERVICES, INC.
CT CELLULAR, INC.
CT COMMUNICATIONS, INC.
CT WIRELESS CABLE, INC.
D&E COMMUNICATIONS, INC.
D&E INVESTMENTS, INC.
D&E MANAGEMENT SERVICES, INC.
D&E NETWORKS, INC.
EQUITY LEASING, INC.
GABRIEL COMMUNICATIONS FINANCE COMPANY
HEART OF THE LAKES CABLE SYSTEMS, INC.
HOSTED SOLUTIONS CHARLOTTE, LLC
HOSTED SOLUTIONS RALEIGH, LLC
IOWA TELECOM DATA SERVICES, L.C.
IOWA TELECOM TECHNOLOGIES, LLC
IWA SERVICES, LLC
KDL COMMUNICATIONS CORPORATION
KDL HOLDINGS, LLC
KERRVILLE CELLULAR, LLC
KERRVILLE COMMUNICATIONS CORPORATION
KERRVILLE MOBILE HOLDINGS, LLC
KERRVILLE WIRELESS HOLDINGS, LLC
LAKEDALE COMMUNICATIONS, LLC
LEXCOM INC.
NORLIGHT TELECOMMUNICATIONS OF VIRGINIA, INC.
NUVOX, INC.
OKLAHOMA WINDSTREAM, LLC
PCS LICENSES, INC.
PROGRESS PLACE REALTY HOLDING COMPANY, LLC
SOUTHWEST ENHANCED NETWORK SERVICES, LP
TELEVIEW, LLC
TEXAS WINDSTREAM, INC.
VALOR TELECOMMUNICATIONS ENTERPRISES FINANCE CORP.
VALOR TELECOMMUNICATIONS ENTERPRISES II, LLC
VALOR TELECOMMUNICATIONS ENTERPRISES, LLC
VALOR TELECOMMUNICATIONS INVESTMENTS, LLC
VALOR TELECOMMUNICATIONS OF TEXAS, LLC
WINDSTREAM ALABAMA, LLC
WINDSTREAM ARKANSAS, LLC
WINDSTREAM BAKER SOLUTIONS, INC.
WINDSTREAM COMMUNICATIONS KERRVILLE, LLC
WINDSTREAM COMMUNICATIONS TELECOM, LLC
WINDSTREAM CTC INTERNET SERVICES, INC.
WINDSTREAM DIRECT, LLC
WINDSTREAM EN-TEL, LLC
WINDSTREAM HOLDING OF THE MIDWEST, INC.
WINDSTREAM HOSTED SOLUTIONS, LLC

WINDSTREAM INTELLECTUAL PROPERTY SERVICES, INC.
WINDSTREAM IOWA COMMUNICATIONS, INC.
WINDSTREAM IOWA-COMM, INC.
WINDSTREAM KDL-VA, INC.
WINDSTREAM KERRVILLE LONG DISTANCE, LLC
WINDSTREAM LAKEDALE LINK, INC.
WINDSTREAM LAKEDALE, INC.
WINDSTREAM LEASING, LLC
WINDSTREAM LEXCOM ENTERTAINMENT, LLC
WINDSTREAM LEXCOM LONG DISTANCE, LLC
WINDSTREAM LEXCOM WIRELESS, LLC
WINDSTREAM MONTEZUMA, INC.
WINDSTREAM NETWORK SERVICES OF THE MIDWEST, INC.
WINDSTREAM NORTHSTAR, LLC
WINDSTREAM NUVOX ARKANSAS, INC.
WINDSTREAM NUVOX ILLINOIS, INC.
WINDSTREAM NUVOX INDIANA, INC.
WINDSTREAM NUVOX KANSAS, INC.
WINDSTREAM NUVOX OKLAHOMA, INC.
WINDSTREAM OKLAHOMA, LLC
WINDSTREAM SHAL NETWORKS, INC.
WINDSTREAM SHAL, LLC
WINDSTREAM SOUTH CAROLINA, LLC
WINDSTREAM SOUTHWEST LONG DISTANCE, LP
WINDSTREAM SUGAR LAND, INC.
WINDSTREAM SUPPLY, LLC
WIRELESS ONE OF NORTH CAROLINA, LLC

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) and as such manager, chairman or director, as applicable, of any of the guarantors of the Company’s 7.50% Senior Notes due 2022 set forth on Schedule I hereto (the “Guarantors”) to one or more Registration Statements on Form S-4 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments and supplements relating thereto, including post-effective amendments, to be filed by the Company or any Guarantor with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of the $500,000,000 aggregate principal amount of 7.50% Senior Notes due 2022 of the Company proposed to be registered by the Company and to exchange these Senior Notes for new notes having substantially identical terms in all material respects to the Senior Notes, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 6, 2011.

Signed:	/s/ Alan L. Wells
Name:	Alan L. Wells

SCHEDULE I

List of Guarantors

BISHOP COMMUNICATIONS CORPORATION
BUFFALO VALLEY MANAGEMENT SERVICES, INC.
CINERGY COMMUNICATIONS COMPANY OF VIRGINIA
COMMUNICATIONS SALES AND LEASING, INC.
CONESTOGA ENTERPRISES, INC.
CONESTOGA MANAGEMENT SERVICES, INC.
CT CELLULAR, INC.
CT COMMUNICATIONS, INC.
CT WIRELESS CABLE, INC.
D&E COMMUNICATIONS, INC.
D&E INVESTMENTS, INC.
D&E MANAGEMENT SERVICES, INC.
D&E NETWORKS, INC.
EQUITY LEASING, INC.
GABRIEL COMMUNICATIONS FINANCE COMPANY
HEART OF THE LAKES CABLE SYSTEMS, INC.
HOSTED SOLUTIONS CHARLOTTE, LLC
HOSTED SOLUTIONS RALEIGH, LLC
IOWA TELECOM DATA SERVICES, L.C.
IOWA TELECOM TECHNOLOGIES, LLC
IWA SERVICES, LLC
KDL COMMUNICATIONS CORPORATION
KDL HOLDINGS, LLC
KERRVILLE CELLULAR, LLC
KERRVILLE COMMUNICATIONS CORPORATION
KERRVILLE MOBILE HOLDINGS, LLC
KERRVILLE WIRELESS HOLDINGS, LLC
LAKEDALE COMMUNICATIONS, LLC
LEXCOM INC.
NORLIGHT TELECOMMUNICATIONS OF VIRGINIA, INC.
NUVOX, INC.
OKLAHOMA WINDSTREAM, LLC
PCS LICENSES, INC.
PROGRESS PLACE REALTY HOLDING COMPANY, LLC
SOUTHWEST ENHANCED NETWORK SERVICES, LP
TELEVIEW, LLC
TEXAS WINDSTREAM, INC.
VALOR TELECOMMUNICATIONS ENTERPRISES FINANCE CORP.
VALOR TELECOMMUNICATIONS ENTERPRISES II, LLC
VALOR TELECOMMUNICATIONS ENTERPRISES, LLC
VALOR TELECOMMUNICATIONS INVESTMENTS, LLC
VALOR TELECOMMUNICATIONS OF TEXAS, LLC
WINDSTREAM ALABAMA, LLC
WINDSTREAM ARKANSAS, LLC
WINDSTREAM BAKER SOLUTIONS, INC.
WINDSTREAM COMMUNICATIONS KERRVILLE, LLC
WINDSTREAM COMMUNICATIONS TELECOM, LLC
WINDSTREAM CTC INTERNET SERVICES, INC.
WINDSTREAM DIRECT, LLC
WINDSTREAM EN-TEL, LLC
WINDSTREAM HOLDING OF THE MIDWEST, INC.
WINDSTREAM HOSTED SOLUTIONS, LLC
WINDSTREAM INTELLECTUAL PROPERTY SERVICES, INC.
WINDSTREAM IOWA COMMUNICATIONS, INC.

WINDSTREAM IOWA-COMM, INC.
WINDSTREAM KDL-VA, INC.
WINDSTREAM KERRVILLE LONG DISTANCE, LLC
WINDSTREAM LAKEDALE LINK, INC.
WINDSTREAM LAKEDALE, INC.
WINDSTREAM LEASING, LLC
WINDSTREAM LEXCOM ENTERTAINMENT, LLC
WINDSTREAM LEXCOM LONG DISTANCE, LLC
WINDSTREAM LEXCOM WIRELESS, LLC
WINDSTREAM MONTEZUMA, INC.
WINDSTREAM NETWORK SERVICES OF THE MIDWEST, INC.
WINDSTREAM NORTHSTAR, LLC
WINDSTREAM NUVOX ARKANSAS, INC.
WINDSTREAM NUVOX ILLINOIS, INC.
WINDSTREAM NUVOX INDIANA, INC.
WINDSTREAM NUVOX KANSAS, INC.
WINDSTREAM NUVOX OKLAHOMA, INC.
WINDSTREAM OKLAHOMA, LLC
WINDSTREAM SHAL NETWORKS, INC.
WINDSTREAM SHAL, LLC
WINDSTREAM SOUTH CAROLINA, LLC
WINDSTREAM SOUTHWEST LONG DISTANCE, LP
WINDSTREAM SUGAR LAND, INC.
WINDSTREAM SUPPLY, LLC
WIRELESS ONE OF NORTH CAROLINA, LLC